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                                                                  EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2 of our report dated July 30, 1996, except for Note 12 as to which the date is December 2, 1996, on our audits of the financial statements of HealthDesk Corporation. We also consent to the reference to our firm under the caption "Experts".




                                             /s/ COOPERS & LYBRAND  LLP
                                             --------------------------
                                             COOPERS & LYBRAND LLP



San Francisco, California
January 16, 1997